                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 1, 2006

                            MILESTONE SCIENTIFIC INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                   0-26284                                 13-3545623
-------------------------------------              --------------------                 ------------------------------

  (STATE OR OTHER JURISDICTION OF                   (COMMISSION FILE                         (IRS EMPLOYER
           INCORPORATION)                                NUMBER)                            IDENTIFICATION NO.)

               220 SOUTH ORANGE AVENUE, LIVINGSTON CORPORATE PARK,
                          LIVINGSTON, NEW JERSEY 07034
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 535-2717

                                       N/A
 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01:   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
             RULE OR STANDARD; TRANSFER OF LISTING; AND

ITEM 8.01:   OTHER EVENTS

         On September 1, 2006, Milestone Scientific Inc. ("Milestone") issued a press release disclosing that on September 1, 2006 its common stock and warrants would commence trading on the National Association of Securities Dealers'
over-the-counter bulletin board under the symbols "MLSS" and "MLSSW"
respectively, following suspension of trading of these securities on the
American Stock Exchange at the open of trading on September 1, 2006. Milestone had received notice on August 22, 2006 from the American Stock Exchange ("AMEX")
that, as previously reported, it is not in compliance with AMEX's continued
listing standards related to shareholders' equity as specified in Section
1003(a)(iii) of the AMEX Company Guide, which requires Milestone to have shareholder equity of $6,000,000. According to Section 1205(g) of the AMEX
Company Guide, Milestone expects that AMEX will, after lapse of the period commencing 15 calendar days after August 22, 2006, as specified in Section
1205(b) of the AMEX Company Guide, file an application with the Securities and
Exchange Commission in accordance with Section 12 of the Securities Exchange Act of 1934 and the rules promulgated thereunder, to strike Milestone's common stock from listing and registration on the AMEX. A copy of the press release dated
September 1, 2006 is attached as Exhibit 99.1.

ITEM 9.01:   FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

                  (c) Exhibits:

                      99.1     Press Release dated September 1, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   MILESTONE SCIENTIFIC INC.

                                   By:   /s/ Leonard Osser
                                         ---------------------------------------
                                         Leonard Osser
                                         Chairman and Chief Executive Officer

Dated:  September 1, 2006